FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED JULY 5, 2017

TO PROSPECTUS DATED MARCH 1, 2017

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2017. Please review these matters carefully.

Effective July 1, 2017, the investment management fee for First Eagle Fund of America is calculated at the annual rate of 0.90% of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2017. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “Summary Information about the First Eagle Fund of America-Fees and Expenses of the Fund of America” and “The Adviser.” For example, the footnote to the Management Fees line item in the Fund’s fee and expense table appearing on page 50 is replaced with: “Effective July 1, 2017, the fee rate is 0.90% on the Fund’s first $2.25 billion in net assets, and 0.85% on the Fund’s next $2.75 billion in net assets and 0.80% in excess of $5 billion. Pre-July 1, 2017, the rate was 0.90% on the Fund’s first $5 billion in net assets, and 0.85% in excess of $5 billion. The management fee shown in the table above reflects the pre-July 1, 2017 rate.”